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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                  __________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported):  March 14, 2000


                             NewsEdge Corporation
                    ---------------------------------------
              (Exact Name of Registrant as Specified in Charter)

          Delaware                  0-26540                   04-3016142
          --------                  -------                   ----------
(State or Other Jurisdiction      (Commission               (IRS Employer
      of Incorporation)           File Number)            Identification No.)


                    80 Blanchard Road, Burlington, MA 01803
                    ---------------------------------------
                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (781) 229-3000

                                 Not Applicable
                                 --------------
         (Former Name or Former Address, if Changed Since Last Report).
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ITEM 5.  OTHER EVENTS.
         ------------

     On March 15, 2000, NewsEdge Corporation, a Delaware corporation ("NewsEdge"), announced the resignation of Donald L. McLagan as Chief Executive Officer of NewsEdge and its subsidiaries, NewsEdge Canada Corporation, NewsEdge Securities Corporation and NewsEdge, K.K., effective on March 14, 2000. In addition, Mr. McLagan resigned as a director of NewsEdge, effective on March 14, 2000. NewsEdge also announced the appointment of Clifford M. Pollan, previously its President and Chief Operation Officer, as Chief Executive Officer and member of the Board of Directors.

     NewsEdge further announced that it had received resignations dated
March 14, 2000 from two members of the Board of Directors, Ms. Ellen Carnahan and Ms. June Rokoff, each effective immediately. Rory Cowan, a current member of the Board of Directors, was appointed Chairman of the Board. Basil Regan and Peter Woodward, each of the investment firm Regan Fund Management Ltd., were concurrently appointed members of the NewsEdge Board of Directors. In filings with the Securities and Exchange Commission, Mr. Regan has reported that his beneficial ownership of NewsEdge's common stock, $.01 par value (the "NewsEdge Common Stock"), is deemed to be approximately 25% and Regan Fund Management has reported that its beneficial ownership of NewsEdge Common Stock is deemed to be approximately 8.2%. A third member of the Board of Directors representing Regan Fund Management Ltd. will be nominated to an expanded Board of Directors at the next annual meeting of the stockholders of NewsEdge.

     Attached hereto and incorporated by reference in its entirety as Exhibit 99.1, is a copy of the press release of NewsEdge dated March 15, 2000.

ITEM 7(C).  EXHIBITS.
            --------

     99.1  Press release by NewsEdge Corporation dated March 15, 2000.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             NEWSEDGE CORPORATION


Date:  March 21, 2000                        By: /s/ Ronald Benanto
                                                ------------------------
                                                 Ronald Benanto
                                                 Chief Financial Officer

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                                 EXHIBIT INDEX
                                 -------------

        Exhibit
        Number           Description
       ---------         -----------
         99.1            Press Release issued by NewsEdge Corporation on
                         March 15, 2000